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                                                                    Exhibit 10.2


                                                                   June 26, 1996

Dennis Rubisch, CFO                               Steven Wolf, CFO
KPR Sports International                          RYKA, Inc.
555 S. Henderson Road                             555 S. Henderson Road
King of Prussia, PA 19406                         King of Prussia, PA 19406

Gentlemen:

     As you are aware, Midlantic Bank, N.A. ("Bank") has, by letters to you of June 12, 1996, provided certain waivers through June 30, 1996, with the intent that the outstanding credit facilities for each of Ryka, Inc. and KPR Sports International, Inc. will be repaid in full by that date. You have advised that it is not likely that the subject credit facilities will be repaid on or before June 30, 1996, but it is intended that the same will occur on or prior to July 15, 1996.

     Accordingly, at your request, the Bank is agreeable to further extend the subject waivers through July 15, 1996, on the assumption that the aubject credit facilities will be repaid on or before that date.

     In consideration of the subject extension, Ryka, Inc. and KPR Sports International, Inc., jointly and severely, agree to pay to the Bank on the earlier of July 9, 1996 or the date on which the subject credit facilities are repaid in full, an extension fee of $25,000.00, failing which shall constitute an Event Of Default for all purposes of the subject credit facilities.

     Additionally, by signing below, the parties agree that, effective as of the date hereof, the Revolving Loan Limit, as defined in the Loan and Security Agreement dated as of July 31, 1995 betweeb Bank And Ryka, Inc., is decreased to $1,500,000.


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Dennis Rubisch, CFO
Steven Wolf, CFO
June 27, 1996
Page - 2 -


     Kindly evidence your agreement to the foregoing by siqning below.

                  MIDLANTIC BANK, N.A.
                  /S/ XXXXXXXXXXXXXXXXXXXXX
                  ---------------------------------

     The undersigned hereby agree to the foregoing:

RYKA, INC.                               KPR SPORTS INTERNATIONAL, INC.


By:                                      By: Dennis Rubisch
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